UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2009

CORUS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 832-3088

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02: Results of Operations and Financial Condition

On January 30, 2009, Corus Bankshares, Inc. (the “Company”) publicly released information regarding the Company’s preliminary financial condition and preliminary results of operations for the fourth quarter and year ended December 31, 2008. Included in that release, was an announcement that additional details regarding the preliminary results can be found in the Call Report, which was filed by Corus Bank, N.A. (the “Bank”), the Company’s subsidiary bank. The Company is a one-bank holding company so consolidated results are primarily attributable to the results of the Bank.

The quarterly earnings report is attached as Exhibit 99.1 and the Call Report is attached as Exhibit 99.2.

ITEM 9.01: Financial Statements and Exhibits

(d) Exhibits *

Exhibit No.	Description

99.1	Quarterly Earnings Report of Corus Bankshares, Inc. dated January 30, 2009*

99.2	The Call Report as filed January 30, 2009 by the Company’s subsidiary bank, Corus Bank, N.A.*

*Exhibits furnished pursuant to Item 2.02, are not deemed filed in accordance with Item 9.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

February 3, 2009	By:	/s/ Michael E. Dulberg

Michael E. Dulberg Executive Vice President and Chief Financial Officer (Principal Financial and duly authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Quarterly Earnings Report of Corus Bankshares, Inc. dated January 30, 2009*

99.2	The Call Report as filed January 30, 2009 by the Company’s subsidiary bank, Corus Bank, N.A.*

*Exhibits furnished pursuant to Item 2.02, are not deemed filed in accordance with Item 9.01.